                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                        (Amendment No. _________________)

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     14a-6(e)(2))

[ ]  Definitive Proxy Statement

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[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                              DELAWARE POOLED TRUST
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                (Name of Registrant as Specified In Its Charter)

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March 10, 2005

Dear Shareholder:

DELAWARE POOLED TRUST
THE INTERNATIONAL FIXED INCOME PORTFOLIO

As a shareholder in The Delaware Pooled Trust - The  International  Fixed Income
Portfolio (DPT International  Fixed Income Fund) (the "Trust"),  you should have received proxy  materials  relating to a meeting of  shareholders  to be held on
March 15, 2005.

At the meeting,  you are being asked to vote for the election of Trustees and to approve the use of a "manager of managers"  structure which  addresses  Delaware
Management  Company's  ability to hire and  replace  subadvisers.  As more fully described  in the proxy  materials,  the  Trust's  use of a manager of  managers structure is also  subject to the Trust's  receipt of the  necessary  regulatory authority  from the  Securities  and  Exchange  Commission.  This  proposal  was approved  by the Board of  Trustees  of the Trust in an effort to  mitigate  the expense  and delays that  shareholders  often  incur in the  eventuality  that a mutual fund's subadviser is replaced or a new subadviser is appointed.

Nothing in the  proposal is intended  to impact the  current  agreement  between
Delaware   Investments  and  Mondrian  Investment  Partners  to  continue  their relationship, subject to their respective fiduciary obligations and oversight of the Trust's Board of Trustees,  for the foreseeable  future, as was discussed in the proxy  materials  provided  to you this past summer in  connection  with the approval of the current  investment  management and subadvisory  agreements.  As noted in these proxy  materials,  there are provisions  requiring the parties to provide  advance  notice to the other parties in relation to the  termination of the  subadvisory  agreement.  Further,  shareholder  approval  of the manager of managers structure is simply one step toward its  implementation.  We anticipate that  necessary  approval  of such  structure  by the  Securities  and  Exchange
Commission will likely take at least an additional year.

In any event,  the Trust will  always  endeavor  to  provide  shareholders  with sufficient notice of any matter that materially impacts their investment.

Please note that a full  explanation  of all of the proposals is included in the proxy  materials  that have  already  been  sent to you.  A copy of the proxy is available on line at  www.delawareinvestments.com  or directly at the  following link: http://www.lfg.com/lfg/del/docs/pdf/allmerge_stmt.pdf.
      -----------------------------------------------------

Should you require any clarification, please feel free to contact me.

Yours sincerely,
/s/ John C.E. Campbell

March 10, 2005

Dear Shareholder:

DELAWARE POOLED TRUST
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO

As a shareholder in The Delaware  Pooled Trust - The Labor Select  International
Equity Portfolio (DPT Labor Select International Equity Fund) (the "Trust"), you
should have received proxy materials relating to a meeting of shareholders to be held on March 15, 2005.

At the meeting,  you are being asked to vote for the election of Trustees and to approve the use of a "manager of managers"  structure which  addresses  Delaware
Management  Company's  ability to hire and  replace  subadvisers.  As more fully described  in the proxy  materials,  the  Trust's  use of a manager of  managers structure is also  subject to the Trust's  receipt of the  necessary  regulatory authority  from the  Securities  and  Exchange  Commission.  This  proposal  was approved  by the Board of  Trustees  of the Trust in an effort to  mitigate  the expense  and delays that  shareholders  often  incur in the  eventuality  that a mutual fund's subadviser is replaced or a new subadviser is appointed.

Nothing in the  proposal is intended  to impact the  current  agreement  between
Delaware   Investments  and  Mondrian  Investment  Partners  to  continue  their relationship, subject to their respective fiduciary obligations and oversight of the Trust's Board of Trustees,  for the foreseeable  future, as was discussed in the proxy  materials  provided  to you this past summer in  connection  with the approval of the current  investment  management and subadvisory  agreements.  As noted in these proxy  materials,  there are provisions  requiring the parties to provide  advance  notice to the other parties in relation to the  termination of the  subadvisory  agreement.  Further,  shareholder  approval  of the manager of managers structure is simply one step toward its  implementation.  We anticipate that  necessary  approval  of such  structure  by the  Securities  and  Exchange
Commission will likely take at least an additional year.

In any event,  the Trust will  always  endeavor  to  provide  shareholders  with sufficient notice of any matter that materially impacts their investment.

Please note that a full  explanation  of all of the proposals is included in the proxy  materials  that have  already  been  sent to you.  A copy of the proxy is available on line at  www.delawareinvestments.com  or directly at the  following link: http://www.lfg.com/lfg/del/docs/pdf/allmerge_stmt.pdf.
      -----------------------------------------------------

Should you require any clarification, please feel free to contact me.

Yours sincerely,
/s/ John C.E. Campbell

March 10, 2005

Dear Shareholder:

DELAWARE POOLED TRUST
THE INTERNATIONAL EQUITY PORTFOLIO

As a  shareholder  in The  Delaware  Pooled  Trust  - The  International  Equity
Portfolio  (DPT  International  Equity  Fund) (the  "Trust"),  you  should  have received proxy  materials  relating to a meeting of  shareholders  to be held on
March 15, 2005.

At the meeting,  you are being asked to vote for the election of Trustees and to approve the use of a "manager of managers"  structure which  addresses  Delaware
Management  Company's  ability to hire and  replace  subadvisers.  As more fully described  in the proxy  materials,  the  Trust's  use of a manager of  managers structure is also  subject to the Trust's  receipt of the  necessary  regulatory authority  from the  Securities  and  Exchange  Commission.  This  proposal  was approved  by the Board of  Trustees  of the Trust in an effort to  mitigate  the expense  and delays that  shareholders  often  incur in the  eventuality  that a mutual fund's subadviser is replaced or a new subadviser is appointed.

Nothing in the  proposal is intended  to impact the  current  agreement  between
Delaware   Investments  and  Mondrian  Investment  Partners  to  continue  their relationship, subject to their respective fiduciary obligations and oversight of the Trust's Board of Trustees,  for the foreseeable  future, as was discussed in the proxy  materials  provided  to you this past summer in  connection  with the approval of the current  investment  management and subadvisory  agreements.  As noted in these proxy  materials,  there are provisions  requiring the parties to provide  advance  notice to the other parties in relation to the  termination of the  subadvisory  agreement.  Further,  shareholder  approval  of the manager of managers structure is simply one step toward its  implementation.  We anticipate that  necessary  approval  of such  structure  by the  Securities  and  Exchange
Commission will likely take at least an additional year.

In any event,  the Trust will  always  endeavor  to  provide  shareholders  with sufficient notice of any matter that materially impacts their investment.

Please note that a full  explanation  of all of the proposals is included in the proxy  materials  that have  already  been  sent to you.  A copy of the proxy is available on line at  www.delawareinvestments.com  or directly at the  following link: http://www.lfg.com/lfg/del/docs/pdf/allmerge_stmt.pdf.
      -----------------------------------------------------

Should you require any clarification, please feel free to contact me.

Yours sincerely,
/s/ John C.E. Campbell

March 10, 2005

Dear Shareholder:

DELAWARE POOLED TRUST
THE EMERGING MARKETS PORTFOLIO

As a shareholder in The Delaware Pooled Trust - The Emerging  Markets  Portfolio
(DPT  Emerging  Markets  Fund) (the  "Trust"),  you should have  received  proxy materials relating to a meeting of shareholders to be held on March 15, 2005.

At the meeting,  you are being asked to vote for the election of Trustees and to approve the use of a "manager of managers"  structure which  addresses  Delaware
Management  Company's  ability to hire and  replace  subadvisers.  As more fully described  in the proxy  materials,  the  Trust's  use of a manager of  managers structure is also  subject to the Trust's  receipt of the  necessary  regulatory authority  from the  Securities  and  Exchange  Commission.  This  proposal  was approved  by the Board of  Trustees  of the Trust in an effort to  mitigate  the expense  and delays that  shareholders  often  incur in the  eventuality  that a mutual fund's subadviser is replaced or a new subadviser is appointed.

Nothing in the  proposal is intended  to impact the  current  agreement  between
Delaware   Investments  and  Mondrian  Investment  Partners  to  continue  their relationship, subject to their respective fiduciary obligations and oversight of the Trust's Board of Trustees,  for the foreseeable  future, as was discussed in the proxy  materials  provided  to you this past summer in  connection  with the approval of the current  investment  management and subadvisory  agreements.  As noted in these proxy  materials,  there are provisions  requiring the parties to provide  advance  notice to the other parties in relation to the  termination of the  subadvisory  agreement.  Further,  shareholder  approval  of the manager of managers structure is simply one step toward its  implementation.  We anticipate that  necessary  approval  of such  structure  by the  Securities  and  Exchange
Commission will likely take at least an additional year.

In any event,  the Trust will  always  endeavor  to  provide  shareholders  with sufficient notice of any matter that materially impacts their investment.

Please note that a full  explanation  of all of the proposals is included in the proxy  materials  that have  already  been  sent to you.  A copy of the proxy is available on line at  www.delawareinvestments.com  or directly at the  following link: http://www.lfg.com/lfg/del/docs/pdf/allmerge_stmt.pdf.
      -----------------------------------------------------

Should you require any clarification, please feel free to contact me.

Yours sincerely,
/s/ John C.E. Campbell

March 10, 2005

Dear Shareholder:

DELAWARE POOLED TRUST
THE GLOBAL FIXED INCOME PORTFOLIO

As a  shareholder  in The  Delaware  Pooled  Trust  - The  Global  Fixed  Income
Portfolio (DPT Global Fixed Income Fund) (the "Trust"), you should have received proxy  materials  relating to a meeting of  shareholders to be held on March 15,
2005.

At the meeting,  you are being asked to vote for the election of Trustees and to approve the use of a "manager of managers"  structure which  addresses  Delaware
Management  Company's  ability to hire and  replace  subadvisers.  As more fully described  in the proxy  materials,  the  Trust's  use of a manager of  managers structure is also  subject to the Trust's  receipt of the  necessary  regulatory authority  from the  Securities  and  Exchange  Commission.  This  proposal  was approved  by the Board of  Trustees  of the Trust in an effort to  mitigate  the expense  and delays that  shareholders  often  incur in the  eventuality  that a mutual fund's subadviser is replaced or a new subadviser is appointed.

Nothing in the  proposal is intended  to impact the  current  agreement  between
Delaware   Investments  and  Mondrian  Investment  Partners  to  continue  their relationship, subject to their respective fiduciary obligations and oversight of the Trust's Board of Trustees,  for the foreseeable  future, as was discussed in the proxy  materials  provided  to you this past summer in  connection  with the approval of the current  investment  management and subadvisory  agreements.  As noted in these proxy  materials,  there are provisions  requiring the parties to provide  advance  notice to the other parties in relation to the  termination of the  subadvisory  agreement.  Further,  shareholder  approval  of the manager of managers structure is simply one step toward its  implementation.  We anticipate that  necessary  approval  of such  structure  by the  Securities  and  Exchange
Commission will likely take at least an additional year.

In any event,  the Trust will  always  endeavor  to  provide  shareholders  with sufficient notice of any matter that materially impacts their investment.

Please note that a full  explanation  of all of the proposals is included in the proxy  materials  that have  already  been  sent to you.  A copy of the proxy is available on line at  www.delawareinvestments.com  or directly at the  following link: http://www.lfg.com/lfg/del/docs/pdf/allmerge_stmt.pdf.
      -----------------------------------------------------

Should you require any clarification, please feel free to contact me.

Yours sincerely,
/s/ John C.E. Campbell